Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent events
17.	Subsequent events

In first quarter of 2018, the Group granted 1,153,750 share options to certain management and employees of the Group at the exercise price ranging from $20.74 to $24.58 per share under the 2017 Plan. These options granted have a contractual term of 10 years and generally vest over a five year period, with 20% of the awards vesting on the anniversary date one year after the grant date.

On January 1, 2018, 37,500 ordinary shares were authorized for grant to the independent directors. The restricted shares shall vest and be released from the restrictions in full on the first anniversary from the date of the agreement.

On March 2, 2018, 100,000 ordinary shares were authorized for grant to certain management. One fifth of the restricted shares shall vest and be released from the restrictions on each yearly anniversary of the date of the agreement.

On March 29, 2018, the Group and Hanmi entered into the agreement to terminate the license and collaboration agreement between the Group and Hanmi. No payment is due from one party to another and the Group has no accrued payment obligation to Hanmi as of the effective date of termination thereafter.

On April 25, 2018, the Group entered into a license and collaboration agreement with Entasis Therapeutics Holdings Inc.(“Entasis”), under which the Group obtained an exclusive right to develop and commercialize Entasis’s broad-spectrum intravenous inhibitor of β-lactamases or ETX2514 in the Asia-Pacific region for the treatment of a variety of serious multidrug-resistant infections caused by Acinetobacter baumannii. The Group is obligated to pay $5.0 million non-refundable upfront fees to Entasis upon entering the agreement and is contingently obligated to make future milestone payments upon the achievement of contractually specified development milestones.